Financial Risk Management	12 Months Ended
Dec. 31, 2021
Disclosure Of Financial Risk Management [Abstract]
Financial Risk Management	Financial Risk Management
The Partnership recognizes that financial risk management is an integral part of a strong management practice.
The Partnership is exposed to the following risks: capital risk, liquidity risk, market risk (i.e. interest rate risk, foreign currency risk and commodity risk) and credit risk. The following is a description of these risks and how they are managed:
a.Capital risk management
The capital structure of the Partnership consists of borrowings, offset by cash and equity. The Partnership's equity consists of Class A common units, Class B common units, preferred units, the general partners interest, accumulated other comprehensive income and non-controlling interests in subsidiaries.

	December 31, 2021	December 31, 2020
	$	$
Borrowings	2,464,027	2,759,717
Obligations relating to leases	199,108	139,239
Due to related parties(1)	797,432	622,014
Less:
Cash and cash equivalents	190,942	235,734
Restricted cash	64,815	133,389
Net debt	3,204,810	3,151,847
Total equity	100,678	244,899
Total equity and net debt	3,305,488	3,396,746
Net debt to capitalization ratio	97%	93%
(1)Includes borrowings from related parties. Refer to Note 19.

The Partnership manages its debt exposure by financing its operations with non-recourse borrowings in subsidiaries of the Partnership, ensuring a diversity of funding sources as well as managing its maturity profile. The Partnership also borrows in U.S. Dollars in order to mitigate its currency risk.
As disclosed in Note 19, the Partnership has various credit facilities in place. In certain cases, the facilities have financial covenants which are generally in the form of debt service coverage ratios, vessel values to drawn principal balance ratios and minimum liquidity requirements. The Partnership does not have any market capitalization covenants attached to any of its borrowings, nor does it have any other externally imposed capital requirements.
b.Liquidity risk management
The Partnership maintains sufficient financial liquidity to be able to meet its ongoing operating requirements. The Partnership's primary liquidity needs for the next twelve months are to pay existing committed capital expenditures, to pay scheduled debt repayments, to pay debt service costs, to pay direct operating costs and dry-docking expenditures, to fund general working capital requirements, to settle claims and potential claims against the Partnership and to manage its working capital deficit.
For further information on the Partnership's contractual obligations, including a maturity analysis, please refer to Notes 9, 11, 18 and 19. See Note 2b for the Partnership’s assessment of its ability to meet these obligations for at least the one-year period to December 31, 2022.
c.Market risk
Market risk is defined for these purposes as the risk that the fair value or future cash flows of a financial instrument held by the Partnership will fluctuate because of changes in market prices. Market risk includes the risk of changes in interest rates, foreign currency exchange rates and changes in market prices due to factors other than interest rates or foreign currency exchange rates, such as changes in commodity prices or credit spreads.
Financial instruments held by the Partnership that are subject to market risk include borrowings and derivative instruments, such as interest rate swaps and foreign currency forward contracts.
Interest rate risk management
Interest rate risk is the risk that the fair value or future cash flows of a financial instrument will fluctuate because of changes in market interest rates. The Partnership is exposed to the impact of interest rate changes, primarily through its floating-rate borrowings that require it to make interest payments based on LIBOR. Significant increases in interest rates could adversely affect operating margins, results of operations and the Partnership's ability to service its debt. The Partnership uses interest rate swaps to reduce its exposure to market risk from changes in interest rates. The principal objective of these contracts is to minimize the risks and costs associated with the Partnership's floating-rate debt.
As at December 31, 2021, the Partnership had outstanding floating-rate debt balance of $1.6 billion (December 31, 2020 - $1.8 billion) and an outstanding notional balance of $0.5 billion (December 31, 2020 - $1.2 billion) of interest rate swaps. A 10 basis point decrease in the Partnership’s interest rates is expected to increase future cash flows by $1.0 million (December 31, 2020 - $0.7 million).
The Partnership is exposed to credit loss in the event of non-performance by the counterparties to the interest rate swap agreements. In order to minimize counterparty risk, to the extent possible and practical, interest rate swaps are entered into with different counterparties to reduce concentration risk.
For further information on the financial instruments held by the Partnership that are subject to interest rate risk, including borrowings and derivative instruments, please refer to Note 3, which includes the fair values of the interest rate risk sensitive financial instruments, and Notes 18 and 19, which include the expected cash flows from the interest rate risk sensitive financial instruments.
Foreign currency risk management
Foreign currency risk is the risk that the fair value or future cash flows of an exposure will fluctuate because of changes in foreign exchange rates. The net income impact to the Partnership of foreign currency risk associated with financial instruments is limited as its financial assets and liabilities are generally denominated in the Partnership's functional currency. However, the Partnership is exposed to foreign currency risk on the net assets of its foreign currency denominated operations. The Partnership enters into foreign currency forward contracts to mitigate the impact from movements in foreign exchange rates against the U.S. dollar. The following tables set out the Partnership's currency exposure of financial instruments as at December 31, 2021 and 2020:

(in thousands of U.S. Dollars)	December 31, 2021
	USD	NOK	AUD	GBP	CAD	EUR	BRL	Other	Total
Financial assets
Current assets	297,763	19,349	—	14,084	3,918	—	3,647	2,661	341,422
Non-current assets	89,018	718	—	—	—	—	—	—	89,736
Total	386,781	20,067	—	14,084	3,918	—	3,647	2,661	431,158
Financial liabilities
Current liabilities	479,493	—	4,701	—	4,782	3,208	719	335	493,238
Non-current liabilities	3,047,747	5,649	3	—	55	—	517	—	3,053,971
Total	3,527,240	5,649	4,704	—	4,837	3,208	1,236	335	3,547,209

(in thousands of U.S. Dollars)	December 31, 2020
	USD	NOK	AUD	GBP	CAD	EUR	BRL	Other	Total
Financial assets
Current assets	470,906	31,940	123	48,068	8,914	1,651	3,536	4,672	569,810
Non-current assets	87,274	737	—	—	—	—	—	—	88,011
Total	558,180	32,677	123	48,068	8,914	1,651	3,536	4,672	657,821
Financial liabilities
Current liabilities	608,783	9,815	10,985	4,174	—	2,324	419	530	637,030
Non-current liabilities	3,159,205	5,043	—	3,548	192	541	914	443	3,169,886
Total	3,767,988	14,858	10,985	7,722	192	2,865	1,333	973	3,806,916

The Partnership’s exposures to foreign currencies and the sensitivity of net income and other comprehensive income, on a pre-tax basis, to a 10% change in the exchange rates relative to the United States dollar is summarized below:

(in thousands of U.S. Dollars)	December 31, 2021
	10% decrease	10% increase
Norwegian Krone	(1,442)	1,442
British Pound	(1,408)	1,408
Other	409	(409)

(in thousands of U.S. Dollars)	December 31, 2020
	10% decrease	10% increase
Norwegian Krone	(1,782)	1,782
British Pound	(4,035)	4,035
Other	(255)	255

Commodity price risk management
The Partnership is exposed to changes in forecasted bunker fuel costs for certain vessels being time-chartered-out and for vessels servicing certain CoAs. The Partnership may use bunker fuel swap contracts as economic hedges to protect against changes in bunker fuel costs. As at December 31, 2021, the Partnership was not committed to any bunker fuel swap contracts.
d.Credit risk
Credit risk is the risk of loss due to the failure of a borrower or counterparty to fulfill its contractual obligations.
The Partnership assesses the credit worthiness of each counterparty before entering into contracts and ensures that counterparties meet minimum credit quality requirements. The Partnership also evaluates and monitors counterparty credit risk for derivative financial instruments and endeavors to minimize counterparty credit risk through diversification.
All of the Partnership’s derivative financial instruments involve either counterparties that are banks or other financial institutions. The Partnership does not have any significant credit risk exposure to any single counterparty.
Based on no experience of past default of the Partnership's debtors and no expectations of future losses as a result of default, the Partnership has determined its credit risk to be low. For the purposes of credit risk, the Partnership has applied a definition to the term default as an assessment that a counterparty is unlikely to pay, as well as an amount outstanding from a counterparty which is 90 days past due. As at December 31, 2021, the Partnership recorded an ECL of $0.6 million (December 31, 2020 - $1.4 million).